--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
--------------------------------------------------------------------------------

      FOR YIELD, PRICE, LAST TRANSACTION,
      AND CURRENT BALANCE, 24 HOURS,
      7 DAYS A WEEK, CALL:
      1-800-638-2587 toll free
      625-7676 Baltimore area

      FOR ASSISTANCE WITH YOUR EXISTING
      FUND ACCOUNT, CALL:
      Shareholder Service Center
      1-800-225-5132 toll free
      625-6500 Baltimore area

      T. ROWE PRICE
      100 East Pratt Street
      Baltimore, Maryland 21202

      This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Global Income Funds.

     [T.ROWE PRICE LOGO]
     STG/GGB
             -------------------------------------------------------------------
                              [T.ROWE PRICE LOGO]

                              GLOBAL INCOME
                              FUNDS

                              DECEMBER 31, 1995

--------------------------------------------------------------------------------
  Fellow Shareholders

The second half of 1995 saw a continuation of the trends of earlier in the year. Slow economic growth and low inflation were the catalysts behind rising bond prices and falling yields. Forecasts for both economic growth and inflation were lowered in most regions during the last six months. Stability filtered back into the emerging markets, allowing them to participate fully in the international bond rally.
    Currency markets were more stable in the second half, although the dollar rallied on a trade-weighted basis. However, this relative stability masked Japanese yen volatility. Having risen 17% against the U.S. dollar in the first half, the yen fell 20% in the second half in response to concerted efforts to rekindle the Japanese economy. The Mexican peso was again weaker, but this time without adversely affecting other emerging markets. Despite the fall in the Japanese currency, global bonds generated strong overall returns in the second half of 1995.

MARKET ENVIRONMENT
A succession of weak economic data in many major markets provided the backdrop for interest rate cuts. Interest rate-sensitive areas such as automobile sales, consumer durables, and housing starts indicated sluggish activity. Unemployment remained relatively stable in the U.S. but rose in Europe and Japan.
    In contrast to the first half, European bonds outperformed their U.S. and Japanese counterparts in local currency and dollar terms over the last six months. A downward revision in German inflation in September further assisted the rally.
    Much of the discussion in Europe centered on the timetable for Economic Monetary Union (EMU). Whether or not the required number of countries will qualify for EMU in 1999 is open to question. However, in order to participate, European countries will be forced to reduce high budget deficits and outstanding government debt.
    Implementing this fiscal tightening at a time of sluggish growth demands a loosening of monetary policy -- lower interest rates. Investor perceptions that this shift was required propelled European bonds higher at the end of the year.
    Japanese bonds posted double-digit returns in the first half but struggled to stay positive in the second half. Low nominal yields were not a problem for investors as inflation was running near zero. However, there was a major change in government policy around midyear as Japan sought to extract its economy from a deflationary environment. In addition to more public spending, the Japanese government in conjunction with the U.S. pursued a weaker yen policy. These measures caused Japanese bonds to underperform. Japan was the only major market to provide a negative return in the second half.

------------------------------------------------------
  Bond Market Performance

                               Total Returns
                          6 Months Ended 12/31/95
                   -------------------------------------
                   In Local Currency    In U.S. Dollars
                   -----------------    ----------------
Australia                 8.66%               14.03%
------------------------------------------------------
Belgium                   8.30                 4.72
Canada                    8.04                 8.83
------------------------------------------------------
Denmark                  11.47                 8.63
France                    9.11                 8.15
------------------------------------------------------
Germany                   8.72                 5.13
Ireland                  11.54                 9.21
------------------------------------------------------
Italy                    12.06                15.63
Japan                     1.05               -16.84
------------------------------------------------------
The Netherlands           9.49                 5.89
Spain                    12.97                12.76
------------------------------------------------------
Sweden                   15.10                26.46
United Kingdom           10.28                 7.63
------------------------------------------------------
United States             6.04                 6.04

------------------------------------------------------
Source: J.P. Morgan.

    In the currency arena, the yen, the Australian dollar, and British pound were the only major currencies to weaken against the U.S. dollar. Most European currencies gained between 8% and 12% over the year, except for the Italian lira, which was up 2%. The best currency performance came from the Swedish krona, up 12% for the year and 10% in the second half. Thus, the big currency story of the second half was yen weakness rather than dollar strength.
    The U.S. was the ninth best-performing market over the year and the thirteenth best during the second half of 1995. Short-term rates were cut twice amid concerns about the slowing U.S. economy. Although some weakness emerged because of the budget impasse, U.S. Treasuries still performed strongly in the final quarter.
    Canadian bonds outperformed their U.S. counterparts throughout the year and during the second half, although they suffered from an increase in volatility caused by the Quebec referendum on secession from the rest of Canada. However, the market grew calmer when the secession measure was narrowly defeated and investors focused again on the prevailing weakness of the Canadian economy.

PORTFOLIO REVIEWS
SHORT-TERM GLOBAL INCOME FUND
Your fund provided positive returns over the year, outperforming its benchmark during the 6- and 12-month periods ended December 31, 1995. The economic background during the last six months proved constructive for the short-term instruments in which the fund invests.

------------------------------------------------------
  Performance Comparison

                               Periods Ended 12/31/95
                                6 Months     12 Months
                               ---------    ----------
Short-Term Global Income Fund     4.96%        8.34%
Lipper Short World Multi-Market
  Income Funds Average            4.73         7.80

------------------------------------------------------
    The fund benefited earlier in the year from minimal exposure to Latin American credits in the aftermath of the Mexican peso crisis. As the year progressed, we extended the weighted average maturity of the portfolio to take advantage of declining interest rates, which further helped performance.
    We concentrated our holdings during the first half in core European markets, including Germany, France, Belgium, and Austria, as the likelihood of German interest cuts increased. Later, we added positions in Spain, Italy, Australia, and Canada. During the second half of the year, we established small positions in U.S. dollar- denominated Mexican debt and assumed some currency exposure to Poland and the Czech Republic, which contributed positively to fund performance near year- end.

EDGAR DESCRIPTION: GEOGRAPHICAL PIE CHART SHOWING EUROPE 61%, CANADA 14%, AUSTRALIA 2%, U.S. 20%, OTHER AND RESERVES 3%.


GEOGRAPHICAL DIVERSIFICATION*

Short-Term Global Income Fund Based on Net-Assets as of 12/31/95.
Europe                                  61%
Canada                                  14%
Australia                                2%
U.S.                                    20%
Other and Reserves                       3%

--------------------------------------
* Based on currency denomination of the fund's securities.
  Does not include the effects of forward currency contracts and currency exposure from hybrid instruments.


GLOBAL GOVERNMENT BOND FUND
Your fund turned in a strong performance in the second half of 1995 and over the year as a whole, largely because of the continued appreciation of global bonds. Second half returns were good, even though the U.S. dollar was fairly stable during the last six months while foreign currency appreciation helped boost the earlier returns.

------------------------------------------------------
  Performance Comparison

                                 Periods Ended
                                   12/31/95
                             6 Months    12 Months
                             --------    ---------
Global Government Bond
  Fund                         5.10%       18.13%
J.P. Morgan Global
  Government Bond
  Index (unhedged)             3.24        19.31
J.P. Morgan Global
  Government Bond
  Index (fully hedged)         7.36        17.90

------------------------------------------------------

    Your fund outperformed its unhedged benchmark over the second half because of its underweighted allocation to Japanese bonds and currency. This underweighting hindered results to some extent during the first six months when Japanese bonds returned 8% in dollar terms.
    In addition, we also underweighted U.S. Treasuries, which did not do as well as foreign bonds. Our preference for the better-performing markets of Europe helped returns. Extensive exposure to all European bond maturities benefited the fund as rates fell across the yield curve.
    Your fund's small holdings in emerging market debt aided performance in the second half as those markets rebounded sharply from first quarter losses.

OUTLOOK
The strong performance of international bonds in 1995 justified the optimistic view we expressed in our last annual report.
    Our outlook for the first six months of 1996 remains positive. Continued efforts to reduce government spending in Europe should be rewarded with lower interest rates, especially as European economies are still growing sluggishly. Real yields (bond yields less inflation) are still attractive in Europe and not stretched as they were in late 1993.

EDGAR DESCRIPTION: GEOGRAPHICAL DIVERSIFICATION PIE CHART SHOWING EUROPE 62%, U.S. 26%, JAPAN 5%, CANADA 4%, AUSTRALIA 3%.


GEOGRAPHICAL DIVERSIFICATION*

Global Government Bond Based on Net Assets as of 12/31/95.
Europe                                  62%
U.S.                                    26%
Japan                                    5%
Canada                                   5%
Australia                                3%

--------------------------------------
* Based on currency denomination of the fund's securities.
  Does not include the effects of forward currency contracts and exposure from hybrid instruments.


    However, we are nearing the end of this stage of the interest rate cycle, and the rallies in the U.S. and Japan may be cresting. Still, there is little reason to fear the kind of price reversal witnessed in the first part of 1994, since inflation is not a threat at present. Wage costs should remain under control for at least a while longer. One potential concern is the recent rise in commodity prices, but current levels of economic activity suggest that this should be only a short-term phenomenon.
    Recent currency market stability may continue, with perhaps some bonus given to the U.S. dollar if there is a positive outcome on the budget.

                Respectfully submitted,
                /s/ PETER B. ASKEW
                ------------------
                Peter B. Askew

                Executive Vice President

January 19, 1996

--------------------------------------------------------------------------------
  Portfolio Highlights
  T. Rowe Price Short-Term Global Income Fund / December 31, 1995

------------------------------------------------------
  Key Statistics

      Dividend Yield*        Periods Ended 12/31/95
---------------------------- ----------------------
 6 Months                           6.15%
---------------------------------------------------
12 Months                           6.43
Dividend Per Share
----------------------------
 6 Months                          $0.13
---------------------------------------------------
12 Months**                         0.27
Change in Price Per Share
----------------------------
 6 Months (From $4.38 to
  $4.46)                            0.08
---------------------------------------------------
12 Months (From $4.38 to
  $4.46)                            0.08
---------------------------------------------------

------------------------------------------------------
 * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period. Income return and principal value represent past performance and will vary.

** Includes $0.17 return of capital, which is a nontaxable distribution. The total amount of the fund's 1995 nontaxable distribution is reported in column 1d of Form 1099-DIV mailed in January; you should reduce the cost basis of your investment by this amount. Losses on foreign currency contracts offset a portion of the fund's taxable income.

------------------------------------------------------
  Maturity Diversification

                              Percent of Net Assets
          Range            12/31/95  6/30/95  12/31/94
-------------------------- --------  -------  --------
Short-Term
  (0 to 1 year)                15%      28%       47%
------------------------------------------------------
Short Intermediate-
  Term (1+ to 5 years)         84       60        48
Long Intermediate-
  Term (5+ to 10 years)         1       12         5
------------------------------------------------------
Long-Term
  (over 10 years)              --       --        --
------------------------------------------------------
Weighted Average
  Maturity (years)            2.8      2.8       1.8
------------------------------------------------------

------------------------------------------------------
  Quality Diversification

                              Percent of Net Assets
   RPFI Quality Rating*    12/31/95  6/30/95  12/31/94
-------------------------- --------  -------  --------
      1                        28%      29%       32%
------------------------------------------------------
      2                        48       39        42
      3                        16       28        14
------------------------------------------------------
      4                        --        1         6
      5 and below               8        3         6
------------------------------------------------------
Weighted Average Quality      2.0      2.1       2.1
------------------------------------------------------

* On a scale of 1 to 10, with Grade 1 representing highest quality.

Performance Comparison as of 12/31/95



                                      Salomon Brothers
             Short-Term Global            1-3 Year
                 Income Fund           Treasury Index
6/1/92          $  10,000                 $  10,000
Dec-92              9,978                    10,300
Dec-93             10,763                    10,855
Dec-94             10,449                    10,913
Dec-95             11,321                    12,084

Note: The Index return does not reflect expenses, which have been deducted from the fund's return.

------------------------------------------------------
  Average Annual Compound Total Return
Periods Ended December 31, 1995

              Since Inception
  1 Year          6/30/92
---------    ------------------
  8.34%            3.60%

------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------
  Portfolio Highlights
  T. Rowe Price Global Government Bond Fund / December 31, 1995

------------------------------------------------------
  Key Statistics

      Dividend Yield*        Periods Ended 12/31/95
---------------------------- ----------------------
 6 Months                           6.10%
---------------------------------------------------
12 Months                           6.22
Dividend Per Share
----------------------------
 6 Months                          $0.30
---------------------------------------------------
12 Months                           0.59
Change in Price Per Share
----------------------------
 6 Months
  (From $10.06 to $10.26)           0.20
---------------------------------------------------
12 Months (From $9.22 to
  $10.26)                           1.04

------------------------------------------------------
 * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period. Income return and principal value represent past performance and will vary.
------------------------------------------------------
  Maturity Diversification

                              Percent of Net Assets
          Range            12/31/95  6/30/95  12/31/94
-------------------------- --------  -------  --------
Short-Term
  (0 to 1 year)                 7%      19%       17%
------------------------------------------------------
Short Intermediate-
  Term (1+ to 5 years)         43       20        25
Long Intermediate-
  Term (5+ to 10 years)        33       51        43
------------------------------------------------------
Long-Term
  (over 10 years)              17       10        15
------------------------------------------------------
Weighted Average
  Maturity (years)            7.9      7.7       7.7
------------------------------------------------------

------------------------------------------------------
  Quality Diversification

                              Percent of Net Assets
   RPFI Quality Rating*    12/31/95  6/30/95  12/31/94
-------------------------- --------  -------  --------
      1                        55%      59%       53%
------------------------------------------------------
      2                        32       35        24
      3                         9        4         8
------------------------------------------------------
      4                        --       --         8
      5 and below               4        2         7
------------------------------------------------------
Weighted Average Quality      1.7      1.5       1.9
------------------------------------------------------

* On a scale of 1 to 10, with Grade 1 representing highest quality.

Performance Comparison
as of 12/31/95



               T. Rowe Price            J.P. Morgan
             Global Government       Global Government
               Bond Fund             Bond Hedged Index
12/28/90        $  10,000                 $  10,000
Dec-91             11,131                    11,308
Dec-92             11,493                    12,061
Dec-93             12,775                    13,528
Dec-94             12,384                    12,980
Dec-95             14,630                    15,303

Note: The index return does not reflect expenses, which have been deducted from the fund's return.


------------------------------------------------------
  Average Annual Compound Total Return
Periods Ended December 31, 1995

                             Since Inception
  1 Year       5 Years           12/28/90
---------    -----------    ------------------
 18.13%         7.91%             7.91%

------------------------------------------------------
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------
  Investment Records
  Per Share Data

The following tables show the investment records of one share purchased at the original offering prices of $5.00 for the T. Rowe Price Short-Term Global Income Fund and $10.00 for the T. Rowe Price Global Government Bond Fund. Over the time periods covered in each table, interest rates have been volatile. The results shown should not be considered a representation of the dividend income or capital gain or loss which may be realized from an investment made in the funds today.

--------------------------------------------------------------------------------
  T. Rowe Price Short-Term Global Income Fund

 Year                                      Capital           With         With Dividends
Ended      Net Asset       Income           Gain          Dividends      and Capital Gains
12/31        Value       Dividends(2)   Distributions(3)  Reinvested        Reinvested
------     ---------     ----------     -------------     ----------     -----------------
 1992(1)     $4.78         $ 0.20          $0.0137          $ 4.97             $4.99
------------------------------------------------------------------------------------------
 1993         4.82           0.32           --                5.37              5.38
 1994         4.38           0.30           --                5.21              5.22
------------------------------------------------------------------------------------------
 1995         4.46           0.27           --                5.64              5.66
------------------------------------------------------------------------------------------
 Total                     $ 1.09          $0.0137
------------------------------------------------------------------------------------------

 (1) From inception 6/30/92 to 12/31/92.

 (2) Includes $0.24 return of capital in 1994 and $0.17 in 1995.

 (3) Includes short-term capital gain of $0.0137 in 1992.

--------------------------------------------------------------------------------
  T. Rowe Price Global Government Bond Fund

 Year                                      Capital           With         With Dividends
Ended      Net Asset       Income           Gain          Dividends      and Capital Gains
12/31        Value       Dividends(2)   Distributions(3)  Reinvested        Reinvested
------     ---------     ----------     -------------     ----------     -----------------
 1991(1)    $ 10.30        $ 0.77          --               $11.13            $ 11.13
------------------------------------------------------------------------------------------
 1992          9.85          0.76           $0.01            11.48              11.49
 1993         10.08          0.56            0.28            12.42              12.77
------------------------------------------------------------------------------------------
 1994          9.22          0.54            0.02            12.02              12.38
 1995         10.26          0.59          --                14.20              14.63
------------------------------------------------------------------------------------------
 Total                     $ 3.22           $0.31
------------------------------------------------------------------------------------------

 (1) From inception 12/28/90 to 12/31/91.

 (2) Includes $0.03 return of capital in 1994.

 (3) Includes short-term capital gains of $0.07 in 1993.

--------------------------------------------------------------------------------
  Portfolio of Investments+
  T. Rowe Price Short-Term Global Income Fund / December 31, 1995
(values in thousands)

                                                  Value
                                                 --------
------------------------------------------------------
 AUSTRALIA -- 1.8%
GOVERNMENT BOND
AUD       1,000,000   Commonwealth of Australia,
                        7.00%, 4/15/00.......... $    726
------------------------------------------------------
 BELGIUM -- 4.0%
GOVERNMENT BONDS
BEL      20,000,000   Obligation Lineaire,
                        7.00%, 4/29/99..........      723
         24,000,000   Obligation Lineaire,
                        7.75%, 12/22/00.........      892
TOTAL BELGIUM                                       1,615
------------------------------------------------------
 CANADA -- 14.5%
GOVERNMENT BONDS
CAD       2,500,000   Government of Canada,
                        8.00%, 3/15/97..........    1,879
          1,000,000   Government of Canada,
                        6.25%, 2/1/98...........      737
          2,750,000   Government of Canada,
                        7.75%, 9/1/99...........    2,106
          1,500,000   Province of Alberta,
                        10.625%, 2/14/96........    1,105
TOTAL CANADA                                        5,827
------------------------------------------------------
 CZECH REPUBLIC -- 1.6%
SHORT-TERM INVESTMENT
CZK      16,900,000   Internationale Nederlanden
                        Groep, Zero Coupon,
                        1/30/96.................      628
------------------------------------------------------
 DENMARK -- 6.7%
GOVERNMENT BONDS
DKK       9,000,000   Kingdom of Denmark, 9.00%,
                        11/15/98................    1,767
          5,000,000   Kingdom of Denmark, 6.00%,
                        12/10/99................      909
TOTAL DENMARK                                       2,676

------------------------------------------------------
 EUROPEAN CURRENCY UNIT -- 3.4%
GOVERNMENT BONDS
XEU         650,000   European Economic
                        Community, 8.625%,
                        12/15/97................ $    882
            375,000   United Kingdom Treasury,
                        8.00%, 1/23/96..........      480
TOTAL EUROPEAN CURRENCY UNIT                        1,362
------------------------------------------------------
 FRANCE -- 15.7%
GOVERNMENT BONDS
FRF       5,000,000   Bons du Tresor Annuel,
                        7.25%, 8/12/97..........    1,055
         24,500,000   Bons du Tresor Annuel,
                        7.00%, 10/12/00.........    5,231
TOTAL FRANCE                                        6,286
------------------------------------------------------
 GERMANY -- 3.9%
GOVERNMENT BOND
DEM       2,050,000   Treuhandanstalt, 7.00%,
                        11/25/99................    1,551
------------------------------------------------------
 IRELAND -- 4.2%
GOVERNMENT BOND
IEP       1,000,000   Republic of Ireland,
                        8.00%, 10/18/00.........    1,683
------------------------------------------------------
 ITALY -- 5.4%
GOVERNMENT BONDS
ITL   1,000,000,000   Buoni del Tesoro
                        Poliennali, 8.313%,
                        12/1/97.................      623
      1,750,000,000   Buoni del Tesoro
                        Poliennali, 8.313%,
                        12/1/99.................    1,078
        750,000,000   Buoni del Tesoro
                        Poliennali, 9.188%,
                        4/1/00..................      476
TOTAL ITALY                                         2,177

--------------------------------------------------------------------------------

                                                  Value
                                                 --------
------------------------------------------------------
 SPAIN -- 7.8%
GOVERNMENT BONDS
ESP     162,500,000   Bonos del Estado, 11.00%,
                        6/15/97................. $  1,373
         40,000,000   Bonos del Estado, 8.30%,
                        12/15/98................      323
        130,000,000   Bonos del Estado, 12.25%,
                        3/25/00.................    1,177
         30,000,000   Bonos del Estado, 10.10%,
                        2/28/01.................      251
TOTAL SPAIN                                         3,124
------------------------------------------------------
 UNITED KINGDOM -- 8.0%
GOVERNMENT BOND
GBP         500,000   United Kingdom Treasury,
                        6.00%, 8/10/99..........      760
CORPORATE BONDS
            800,000   Abbey National, 7.75%,
                        6/23/98.................    1,271
            750,000   Alliance & Leicester, FRN,
                        6.813%, 1/19/98.........    1,164
                                                    2,435
TOTAL UNITED KINGDOM                                3,195
------------------------------------------------------
 UNITED STATES -- 25.9%
GOVERNMENT BONDS
USD         285,714   Banco Central de Brazil,
                        FRN, 6.75%, 10/15/99....      264
          1,000,000   Province of Nova Scotia,
                        FRN, 6.063%, 5/12/99....      999
          2,880,000   Republic of Argentina Bote
                        1, FRN, 5.891%,
                        5/31/96.................      286
            500,000   United Mexican States,
                        FRN, 11.188%, 7/21/97...      509
            300,000   United States Treasury
                        Notes, 6.50%, 9/30/96...      303
            725,000   United States Treasury
                        Notes, 5.875%,
                        8/15/98.................      736
                                                    3,097
CORPORATE BONDS
            500,000   Commerzbank Overseas
                        Finance, FRN, 5.75%,
                        11/30/98................      499
            417,000   Banco Nacional Desernvolv,
                        6.00%, 9/15/96..........      413

USD       1,000,000   Indover Bank, FRN, 6.738%,
                        10/26/97................ $  1,001
          1,000,000   Landesbank Rheinland-
                        Pfalz, FRN, 5.813%,
                        3/25/98.................    1,001
            500,000   New Zealand Dairy Board,
                        FRN, 6.063%, 4/5/99.....      501
                                                    3,415
HYBRID INSTRUMENTS
            500,000   Bank of Scotland Treasury
                        Services Singapore
                        Dollar Linked Note, Zero
                        Coupon, 5/3/96:
                        Principal repayment
                        value linked to the
                        performance of the
                        Singapore dollar........      486
            547,805   Morgan Guaranty Trust
                        Polish Zloty Linked
                        Note, 23.52%, 1/12/96:
                        Principal repayment
                        value linked to the
                        performance of the
                        Polish zloty............      541
            500,000   United Mexican States,
                        FRN, 5.625%, 11/27/96:
                        Redemption value
                        (principal and interest)
                        is based on the greater
                        of a Mexican Cetes
                        option or a U.S. LIBOR
                        option. The Cetes option
                        is indexed to the Cetes
                        rate and the Mexican
                        peso exchange rate. The
                        U.S. LIBOR option is
                        indexed to the 12 month
                        U.S. LIBOR, with the
                        principal repayment
                        value equal to par......      509
                                                    1,536
COMMERCIAL PAPER
          1,000,000   Vermont American, 5.70%,
                        1/29/96.................      995
          1,324,038   Investments in Commercial
                        Paper through a joint
                        account, 5.90 - 6.05%,
                        1/2/96..................    1,324
                                                    2,319
TOTAL UNITED STATES                                10,367
------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                   Value
                                                                                                -----------
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 102.9% OF NET ASSETS (COST $40,473)                            $  41,217
-----------------------------------------------------------------------------------------------------------
FORWARD CURRENCY EXCHANGE CONTRACTS

                                                                               Unrealized
  Counterparty      Settlement          Deliver               Receive          Gain (Loss)
----------------    ----------     ------------------    ------------------    -----------
                                                (in thousands)
Chase Manhattan        1/8/96      ATS          6,839    FRF          3,350       $   5
Chase Manhattan        1/8/96      ATS          9,747    USD            983          16
Chase Manhattan        1/8/96      BEL         12,335    DEM            600          (1)
Chase Manhattan        1/8/96      BEL         20,822    USD            720          12
Chase Manhattan        1/8/96      DEM          3,730    USD          2,641          39
Citibank               1/8/96      FRF         25,472    USD          5,199          (4)
Chase Manhattan        1/8/96      NLG          1,061    USD            673          11
Chase Manhattan        1/8/96      USD          1,641    ATS         16,586           6
Chase Manhattan        1/8/96      USD            659    NLG          1,061           2
Chase Manhattan       1/16/96      ESP        143,277    USD          1,163         (16)
Citibank              1/16/96      ESP         29,533    USD            239          (4)
Chase Manhattan       1/22/96      GBP          2,049    USD          3,189           9
Chase Manhattan       1/22/96      IEP          1,028    USD          1,653           7
Chase Manhattan       1/22/96      XEU          1,098    USD          1,431          27
Chase Manhattan       1/24/96      AUD            983    USD            735           6
UBS Phillips &
  Drew                1/24/96      CAD          7,552    USD          5,564          34
Chase Manhattan       1/26/96      JPY          8,656    USD             86           2
Citibank              1/30/96      DEM            576    USD            412          10
Chase Manhattan       2/12/96      DKK         20,022    USD          3,584         (26)
Chase Manhattan       2/16/96      ESP        176,871    USD          1,432         (19)
Chase Manhattan       2/16/96      ITL      3,562,613    USD          2,211         (18)
                                                                                    ---

Net unrealized gain (loss) on open forward currency exchange contracts.....                             98
OTHER ASSETS LESS LIABILITIES..............................................                         (1,254)
                                                                                               -----------
NET ASSETS.................................................................                      $  40,061
                                                                                                  ========
NET ASSET VALUE PER SHARE..................................................                          $4.46
                                                                                                     =====
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments+
  T. Rowe Price Global Government Bond Fund / December 31, 1995
(values in thousands)

                                                  Value
                                                 --------
------------------------------------------------------
 AUSTRALIA -- 3.1%
GOVERNMENT BONDS
AUD         275,000   Commonwealth of Australia,
                        7.00%, 4/15/00.......... $    200
            950,000   Commonwealth of Australia,
                        7.50%, 7/15/05..........      675
TOTAL AUSTRALIA                                       875
------------------------------------------------------
 BELGIUM -- 6.6%
GOVERNMENT BOND
BEL      50,500,000   Obligation Lineaire,
                        7.75%, 12/22/00.........    1,878
------------------------------------------------------
 CANADA -- 4.7%
GOVERNMENT BONDS
CAD         500,000   Government of Canada,
                        7.75%, 9/1/99...........      383
          1,150,000   Government of Canada,
                        8.75%, 12/1/05..........      942
TOTAL CANADA                                        1,325
------------------------------------------------------
 CZECH REPUBLIC -- 0.9%
SHORT-TERM INVESTMENT
CZK       6,500,000   Internationale Nederlanden
                        Groep, Zero Coupon,
                        1/30/96.................      242
------------------------------------------------------
 DENMARK -- 5.6%
GOVERNMENT BONDS
DKK       2,500,000   Kingdom of Denmark, 9.00%,
                        11/15/98................      491
          3,000,000   Kingdom of Denmark, 9.00%,
                        11/15/00................      601
          2,500,000   Kingdom of Denmark, 8.00%,
                        3/15/06.................      475
TOTAL DENMARK                                       1,567
------------------------------------------------------
 FRANCE -- 10.3%
GOVERNMENT BONDS
FRF       9,000,000   Bons du Tresor Annuel,
                        7.00%, 10/12/00......... $  1,921
          2,000,000   Obligation Assimilable du
                        Tresor, 7.50%,
                        4/25/05.................      433
          2,000,000   Obligation Assimilable du
                        Tresor, Zero Coupon,
                        10/25/05................      213
          1,500,000   Obligation Assimilable du
                        Tresor, 8.50%,
                        4/25/23.................      347
TOTAL FRANCE                                        2,914
------------------------------------------------------
 GERMANY -- 15.6%
GOVERNMENT BONDS
DEM       1,810,000   Bundesrepublic, 6.50%,
                        7/15/03.................    1,314
          1,000,000   Bundesobligation, 6.25%,
                        1/4/24..................      651
            400,000   Treuhandanstalt, 7.00%,
                        11/25/99................      303
            400,000   Treuhandanstalt, 6.875%,
                        6/11/03.................      296
          1,400,000   Treuhandanstalt, 7.50%,
                        9/9/04..................    1,072
                                                    3,636
SHORT-TERM INVESTMENT
          1,086,284   Union Bank of Switzerland,
                        Fixed Deposit, 3.90%,
                        1/4/96..................      757
TOTAL GERMANY                                       4,393
------------------------------------------------------
 IRELAND -- 2.1%
GOVERNMENT BOND
IEP         350,000   Republic of Ireland,
                        8.00%, 10/18/00.........      589
------------------------------------------------------
 ITALY -- 7.4%
GOVERNMENT BONDS
ITL   1,150,000,000   Buoni del Tesoro
                        Poliennali, 8.313%,
                        12/1/99.................      708

--------------------------------------------------------------------------------

                                                  Value
                                                 --------
ITL   1,600,000,000   Buoni del Tesoro
                        Poliennali, 9.188%,
                        4/1/00.................. $  1,016
        600,000,000   Buoni del Tesoro
                        Poliennali, 8.313%,
                        1/1/05..................      355
TOTAL ITALY                                         2,079
------------------------------------------------------
 JAPAN -- 5.2%
GOVERNMENT BONDS
JPY      30,000,000   Government of Japan,
                        5.50%, 3/20/02..........      338
         75,000,000   Government of Japan,
                        4.60%, 9/20/04..........      808
                                                    1,146
CORPORATE BOND
         30,000,000   Export Import Bank,
                        4.375%, 10/1/03.........      319
TOTAL JAPAN                                         1,465
------------------------------------------------------
 NETHERLANDS -- 2.0%
GOVERNMENT BOND
NLG         765,000   Government of Netherlands,
                        8.25%, 2/15/07..........      553
------------------------------------------------------
 SOUTH AFRICA -- 0.5%
GOVERNMENT BOND
ZAR         550,000   Republic of South Africa,
                        12.00%, 2/28/05.........      134
------------------------------------------------------
 SPAIN -- 7.8%
GOVERNMENT BONDS
ESP      70,000,000   Bonos del Estado, 8.30%,
                        12/15/98................      565
        110,000,000   Bonos del Estado, 12.25%,
                        3/25/00.................      996
         20,000,000   Bonos del Estado, 10.10%,
                        2/28/01.................      167
         40,000,000   Bonos del Estado, 10.90%,
                        8/30/03.................      351
         15,000,000   Bonos del Estado, 10.00%,
                        2/28/05.................      125
TOTAL SPAIN                                         2,204
------------------------------------------------------
 UNITED KINGDOM -- 3.8%
GOVERNMENT BOND
GBP         600,000   United Kingdom Treasury,
                        7.50%, 12/7/06.......... $    936
SHORT-TERM INVESTMENT
             95,808   J.P. Morgan, Fixed
                        Deposit, 6.00-6.75%,
                        1/3/96..................      149
TOTAL UNITED KINGDOM                                1,085
------------------------------------------------------
 UNITED STATES -- 26.1%
GOVERNMENT BONDS
USD         250,000   Government of Poland
                        Discount, FRN, 6.875%,
                        10/27/24................      189
            100,000   Republic of Argentina
                        Bocon Pro 2, FRN,
                        5.994%, 4/1/07..........       77
            112,000   Republic of Argentina Bote
                        10, FRN, 5.688%,
                        4/1/00..................       67
            250,000   Republic of Argentina Par,
                        FRN, 5.00%, 3/31/23.....      143
            265,302   Republic of Brazil (Class
                        C), 8.00%,
                        4/15/14.................      152
            332,500   Republic of Brazil, IDU,
                        FRN, 6.688%, 1/1/01.....      287
            150,000   Republic of Panama, FRN,
                        6.75%, 5/10/02..........      128
            880,000   United States Treasury
                        Bonds, 7.125%,
                        2/15/23.................    1,006
             80,000   United States Treasury
                        Bonds, 6.25%, 8/15/23...       82
            500,000   United States Treasury
                        Notes, 6.875%,
                        2/28/97.................      509
            500,000   United States Treasury
                        Notes, 5.875%,
                        8/15/98.................      508
          1,365,000   United States Treasury
                        Notes, 6.75%, 6/30/99...    1,427
            500,000   United States Treasury
                        Notes, 7.50%, 5/15/02...      555
            830,000   United States Treasury
                        Notes, 7.25%, 8/15/04...      923
                                                    6,053

--------------------------------------------------------------------------------

                                                  Value
                                                 --------
HYBRID INSTRUMENTS
USD         350,000   Bank of Scotland Treasury
                        Services Singapore
                        Dollar Linked Note, Zero
                        Coupon, 5/3/96:
                        Principal repayment
                        value linked to the
                        performance of the
                        Singapore dollar........ $    341
            390,244   Morgan Guaranty Trust
                        Polish Zloty Linked
                        Note, 23.52%, 1/12/96:
                        Principal repayment
                        value linked to the
                        performance of the
                        Polish zloty............      385
                                                      726
OPTION PURCHASED
USD       1,000,000   *U.S. dollar Call/Japanese
                        yen Put, expires
                        5/31/96................. $    155
COMMERCIAL PAPER
            436,832   Investments in Commercial
                        Paper through a joint
                        account, 5.90 - 6.05%,
                        1/2/96..................      437
TOTAL UNITED STATES                                 7,371
------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                Value
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 101.7% OF NET ASSETS (COST $27,426)                         $  28,674
--------------------------------------------------------------------------------------------------------
FORWARD CURRENCY EXCHANGE CONTRACTS

                                                                             Unrealized
  Counterparty      Settlement          Deliver              Receive         Gain (Loss)
----------------    ----------     ------------------    ----------------    -----------
                                               (in thousands)
Chase Manhattan        1/5/96      JPY         12,184    USD          120       $   2
J.P. Morgan            1/5/96      USD          1,882    JPY      190,104         (39)
Chase Manhattan        1/8/96      ATS          4,482    USD          440          (5)
Chase Manhattan        1/8/96      BEL         23,653    USD          806           2
J.P. Morgan            1/8/96      DEM            698    USD          486          (1)
Chase Manhattan        1/8/96      DEM          1,976    USD        1,393          15
Citibank               1/8/96      FRF          5,888    USD        1,186         (17)
Chase Manhattan        1/8/96      NLG            388    USD          246           4
Chase Manhattan        1/8/96      USD            445    ATS        4,482          --
Chase Manhattan        1/8/96      USD            151    FRF          752           2
Chase Manhattan        1/8/96      USD            598    NLG          958          (1)
Citibank              1/16/96      ESP         19,688    USD          159          (3)
Chase Manhattan       1/16/96      ESP        107,672    USD          872         (14)
Chase Manhattan       1/16/96      ITL        510,379    GBP          208           2
Chase Manhattan       1/16/96      USD            196    ESP       24,000           2
Chase Manhattan       1/22/96      BEL         10,000    USD          347           7
Chase Manhattan       1/22/96      IEP            205    USD          330           1
Chase Manhattan       1/24/96      AUD            536    USD          401           3
Chase Manhattan       1/24/96      CAD            818    USD          602           3
Citibank              1/24/96      ITL      1,118,498    JPY       70,599         (15)
Chase Manhattan       1/24/96      JPY         10,931    ITL      175,000           3
Citibank              1/30/96      DEM            221    USD          158           4
J.P. Morgan           1/31/96      ZAR            502    USD          135          (1)
                                                                                  ---

Net unrealized gain (loss) on open forward currency exchange contracts...                            (46)
OTHER ASSETS LESS LIABILITIES............................................                           (421)
                                                                                             -----------
NET ASSETS...............................................................                      $  28,207
                                                                                                ========
NET ASSET VALUE PER SHARE................................................                         $10.26
                                                                                                ========
--------------------------------------------------------------------------------------------------------

    +  Listed by currency
       denomination
    *  Non-income producing
  ATS  Austrian schilling
  AUD  Australian dollar
  BEL  Belgian franc
  CAD  Canadian dollar
  CZK  Czech Republic coruna
  DEM  German deutschemark
  DKK  Danish krone
  ESP  Spanish peseta
  FRF  French franc
  GBP  British sterling
  IEP  Irish punt
  ITL  Italian lira
  JPY  Japanese yen
  NLG  Dutch guilder
  USD  U.S. dollar
  XEU  European currency unit
  ZAR  South African rand
  FRN  Floating rate note
  IDU  Interest due bond

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Assets and Liabilities
T. Rowe Price Global Income Funds / December 31, 1995
(in thousands)

                                                                   Short-Term Global    Global Government
                                                                      Income Fund           Bond Fund
                                                                   -----------------    -----------------
ASSETS
Investments in securities, at value (cost $40,473 and
  $27,426)......................................................        $41,217              $28,674
Receivable for investment securities sold.......................             --                1,362
Interest receivable.............................................            900                  649
Other assets....................................................            403                  825
                                                                   -------------        -------------
Total assets....................................................         42,520               31,510
                                                                   -------------        -------------
LIABILITIES
Payable for investment securities purchased.....................          1,957                3,001
Other liabilities...............................................            502                  302
                                                                   -------------        -------------
Total liabilities...............................................          2,459                3,303
                                                                   -------------        -------------
NET ASSETS......................................................        $40,061              $28,207
                                                                   =============        =============
NET ASSETS CONSIST OF:
Accumulated net investment income -- net of distributions.......        $  (218)             $    37
Accumulated net realized gain/loss -- net of distributions......         (1,212)                (769)
Net unrealized gain (loss)......................................            816                1,227
Paid-in-capital applicable to 8,986,961 and 2,749,530 shares of $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the Corporation authorized............         40,675               27,712
                                                                   -------------        -------------
NET ASSETS......................................................        $40,061              $28,207
                                                                   =============        =============
NET ASSET VALUE PER SHARE.......................................        $  4.46              $ 10.26
                                                                   =============        =============
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Operations
T. Rowe Price Global Income Funds / Year Ended December 31, 1995
(in thousands)

                                                                   Short-Term Global    Global Government
                                                                      Income Fund           Bond Fund
                                                                   -----------------    -----------------
INVESTMENT INCOME
Interest income.................................................        $ 3,348              $ 2,246
                                                                        -------              -------
Expenses
  Custody and accounting........................................            145                  131
  Investment management.........................................            134                   60
  Shareholder servicing.........................................             91                   80
  Registration..................................................             34                   33
  Legal and audit...............................................             22                   25
  Prospectus and shareholder reports............................              9                   27
  Directors.....................................................              7                    6
  Miscellaneous.................................................             13                    8
                                                                        -------              -------
  Total expenses................................................            455                  370
                                                                        -------              -------
Net investment income...........................................          2,893                1,876
                                                                        -------              -------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities....................................................         (1,763)                 726
  Futures.......................................................        --                         8
  Options.......................................................        --                         6
  Foreign currency transactions.................................           (371)                 382
                                                                        -------              -------
  Net realized gain (loss)......................................         (2,134)               1,122
                                                                        -------              -------
Change in net unrealized gain or loss on:
  Securities....................................................          2,636                2,173
  Options.......................................................        --                       121
  Other assets and liabilities denominated in foreign
    currencies..................................................            142                    5
                                                                        -------              -------
  Change in net unrealized gain or loss.........................          2,778                2,299
                                                                        -------              -------
Net realized and unrealized gain (loss).........................            644                3,421
                                                                        -------              -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...............        $ 3,537              $ 5,297
                                                                        =======              =======
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Changes in Net Assets
T. Rowe Price Global Income Funds
(in thousands)

                                          Short-Term Global Income Fund        Global Government Bond Fund
                                             Year Ended December 31,             Year Ended December 31,
                                              1995              1994              1995              1994
                                         --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income...............      $  2,893          $  5,365          $  1,876          $  2,440
  Net realized gain (loss)............        (2,134)           (8,334)            1,122            (2,353)
  Change in net unrealized gain or
    loss..............................         2,778               164             2,299            (1,468)
                                         ------------      ------------      ------------      ------------
  Increase (decrease) in net assets
    from operations...................         3,537            (2,805)            5,297            (1,381)
                                         ------------      ------------      ------------      ------------
Distributions to shareholders
  Net investment income...............        (1,006)           (1,030)           (1,866)           (2,291)
  Net realized gain...................       --                --                --                    (96)
  Tax return of capital...............        (1,851)           (4,335)          --                   (149)
                                         ------------      ------------      ------------      ------------
  Decrease in net assets from
    distributions.....................        (2,857)           (5,365)           (1,866)           (2,536)
                                         ------------      ------------      ------------      ------------
Capital share transactions*
  Shares sold.........................         5,521            58,079             5,061            16,507
  Distributions reinvested............         2,035             4,367             1,369             1,804
  Shares redeemed.....................       (24,549)          (95,020)          (18,170)          (26,636)
                                         ------------      ------------      ------------      ------------
  Increase (decrease) in net assets
    from capital share transactions...       (16,993)          (32,574)          (11,740)           (8,325)
                                         ------------      ------------      ------------      ------------
Increase (decrease) in net assets.....       (16,313)          (40,744)           (8,309)          (12,242)
NET ASSETS
Beginning of period...................        56,374            97,118            36,516            48,758
                                         ------------      ------------      ------------      ------------
End of period.........................      $ 40,061          $ 56,374          $ 28,207          $ 36,516
                                         ============      ============      ============      ============
-------------------------------------------------------------------------------------------------------------
* Share information
  Shares sold.........................         1,258            12,427               512             1,708
  Distributions reinvested............           463               955               139               188
  Shares redeemed.....................        (5,597)          (20,674)           (1,862)           (2,773)
                                         ------------      ------------      ------------      ------------
  Increase (decrease) in shares
    outstanding.......................        (3,876)           (7,292)           (1,211)             (877)
                                         ============      ============      ============      ============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Notes to Financial Statements
T. Rowe Price Global Income Funds / December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
T. Rowe Price International Funds, Inc., (the Corporation) is registered under the Investment Company Act of 1940. The Short-Term Global Income Fund (the Short-Term Fund) and the Global Government Bond Fund (the Government Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the Corporation.

A) Valuation - Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Purchased options are valued at the latest bid price.
    For purposes of determining each fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.
    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Premiums and Discounts - Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

D) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Unrealized gains and losses on forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS
Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

A) Emerging Markets - At December 31, 1995, each fund held investments in securities issued by governments of emerging market countries and securities whose value is linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

B) Forward Currency Exchange Contracts - At December 31, 1995, each fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

--------------------------------------------------------------------------------

C) Options - Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security or currency values. Options are reflected in the Government Fund's accompanying Portfolio of Investments at market value.

D) Commercial Paper Joint Account - Each fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy each fund's criteria as to quality, yield, and liquidity.

E) Other - Purchases and sales of U.S government securities and other portfolio securities, excluding short-term securities, for the year ended December 31, 1995, were as follows:

                             Short-Term     Government
                                Fund           Fund
                             -----------    -----------
U.S. Government Securities
  Purchases                  $ 8,786,000    $8,848,000
  Sales                       10,112,000    10,412,000
Other Securities
  Purchases                   53,800,000    70,294,000
  Sales                       55,151,000    75,595,000

NOTE 3 - FEDERAL INCOME TAXES
No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Short-Term Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,089,000, of which $56,000 expire in 2000, $93,000 in 2001, and $940,000 thereafter through 2003. The Government Fund has unused realized capital loss carryforwards for federal income tax purposes of $583,000, all of which expire in 2002. Capital loss carryforwards utilized in 1995 amounted to $425,000. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.
    In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

                         Short-Term     Government
                            Fund           Fund
                         -----------    ----------
Undistributed Net
  Investment Income      $(1,836,000)   $(142,000)
Undistributed Net
  Realized Gain           1,834,000       516,000
Paid-in-Capital               2,000      (374,000)

    At December 31, 1995, the aggregate cost of investments for the Short-Term and Government funds for federal income tax and financial reporting purposes was $40,473,000 and $27,426,000, respectively. Net unrealized gain (loss) on investments was as follows:

                        Short-Term     Government
                           Fund           Fund
                        -----------    -----------
Appreciated
  Investments           $   842,000    $1,323,000
Depreciated
  Investments               (98,000)      (75,000)
                        -----------    -----------
Net Unrealized Gain
  (Loss)                $   744,000    $1,248,000
                        ============   ==========

NOTE 4 - RELATED PARTY TRANSACTIONS
Each fund is managed by Rowe Price-Fleming International, Inc. (the Manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.
    The investment management agreement between each fund and the Manager provides for an annual investment management fee, of which $10,000 and $7,000 was payable at December 31, 1995 by the Short-Term Fund and Government Fund, respectively. The fee is computed daily and paid monthly, and

--------------------------------------------------------------------------------

consists of an Individual Fund Fee equal to 0.25% of average daily net assets for the Short-Term Fund and 0.35% of average daily net assets for the Government Fund, and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Price Associates (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At December 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. Each fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.
    Under the terms of the investment management agreement, the Manager is required to bear any expenses through December 31, 1995 for the Short-Term Fund and through December 31, 1996 for the Government Fund that would cause each fund's ratio of expenses to average net assets to exceed 1.00% and 1.20%, respectively. Thereafter through December 31, 1997 for the Short-Term Fund and December 31, 1998 for the Government Fund, each fund is required to reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of expenses to average net assets to exceed 1.00% and 1.20%, respectively. Pursuant to these agreements, $134,000 and $153,000 of management fees were not accrued by the Short-Term and Government funds for the year ended December 31, 1995. Pursuant to the above agreement, $125,000 of unaccrued 1994 Short-Term Fund fees remain subject to reimbursement through December 31, 1997. Additionally, $295,000 of unaccrued 1992-1993 Short-Term Fund fees and expenses were permanently waived at December 31, 1995. Pursuant to a previous agreement, $242,000 of unaccrued 1993-1994 Government Fund fees remain subject to reimbursement through December 31, 1996.
    In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Short-Term and Government funds incurred expenses pursuant to these related party agreements totaling approximately $184,000 and $165,000, respectively, for the year ended December 31, 1995, of which $17,000 and $16,000, respectively, were payable at period-end.

--------------------------------------------------------------------------------
  Financial Highlights
T. Rowe Price Short-Term Global Income Fund

                                                        For a share outstanding throughout each period
                                                    ------------------------------------------------------
                                                        Year Ended December 31,          June 30, 1992++
                                                    -------------------------------            to
                                                     1995        1994        1993       December 31, 1992
                                                    -------------------------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $4.38       $4.82       $4.78            $5.00
                                                      -----       -----       -----      -----------
Investment activities
  Net investment income...........................     0.27*       0.30*       0.32*            0.20*
  Net realized and unrealized gain (loss).........     0.08       (0.44)       0.04            (0.21)
                                                      -----       -----       -----      -----------
  Total from investment activities................     0.35       (0.14)       0.36            (0.01)
                                                      -----       -----       -----      -----------
Distributions
  Net investment income...........................    (0.10)      (0.06)      (0.32)           (0.20)
  Net realized gain...............................       --          --          --            (0.01)
  Tax return of capital...........................    (0.17)      (0.24)         --               --
                                                      -----       -----       -----      -----------
  Total distributions.............................    (0.27)      (0.30)      (0.32)           (0.21)
                                                      -----       -----       -----      -----------
NET ASSET VALUE, END OF PERIOD....................    $4.46       $4.38       $4.82            $4.78
                                                      =====       =====       =====      ===========
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total return......................................     8.34%*     (2.92)%*     7.87%*          (0.22)%*
Ratio of expenses to average net assets...........     1.00%*      1.00%*      1.00%*           1.00%+*
Ratio of net investment income to average net
  assets..........................................     6.36%*      6.59%*      6.74%*           7.92%+*
Portfolio turnover rate...........................    167.4%      120.2%       92.9%           334.1%+
Net assets, end of period (in thousands)..........  $40,061     $56,374     $97,118          $66,297
----------------------------------------------------------------------------------------------------------

+ Annualized.

* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through December 31, 1995.
++ Commencement of operations.

--------------------------------------------------------------------------------
  Financial Highlights
T. Rowe Price Global Government Bond Fund

                                                    For a share outstanding throughout each period
                                           -----------------------------------------------------------------
                                                                                                From
                                                     Year Ended December 31,            December 28, 1990++
                                           -------------------------------------------           to
                                            1995        1994        1993        1992      December 31,1991
                                           -------------------------------------------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 9.22      $10.08      $ 9.85      $10.30          $10.00
                                            ------      ------      ------      ------    ------------
Investment activities
  Net investment income.................      0.59*       0.54*       0.56*       0.76*           0.77*
  Net realized and unrealized gain
    (loss)..............................      1.04       (0.84)       0.51       (0.44)           0.30
                                            ------      ------      ------      ------    ------------
  Total from investment activities......      1.63       (0.30)       1.07        0.32            1.07
                                            ------      ------      ------      ------    ------------
Distributions
  Net investment income.................     (0.59)      (0.51)      (0.56)      (0.76)          (0.77)
  Net realized gain.....................        --       (0.02)      (0.28)      (0.01)             --
  Tax return of capital.................        --       (0.03)         --          --              --
                                            ------      ------      ------      ------    ------------
  Total distributions...................     (0.59)      (0.56)      (0.84)      (0.77)          (0.77)
                                            ------      ------      ------      ------    ------------
NET ASSET VALUE, END OF PERIOD..........    $10.26      $ 9.22      $10.08      $ 9.85          $10.30
                                            ======      ======      ======      ======    ============
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total return............................     18.13%*     (3.06)%*    11.15%*      3.26%*          11.31%*
Ratio of expenses to average net
  assets................................      1.20%*      1.20%*      1.20%*      1.20%*           1.20%*
Ratio of net investment income to
  average net assets....................      6.08%*      5.57%*      5.57%*      7.51%*           8.07%*
Portfolio turnover rate.................     290.7%      254.1%      134.0%      236.6%           93.6%
Net assets, end of period (in
  thousands)............................   $28,207     $36,516     $48,758     $53,546         $39,775
------------------------------------------------------------------------------------------------------------

* Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through December 31, 1996.

++ Commencement of operations.

--------------------------------------------------------------------------------
  Report of Independent Accountants

To the Board of Directors of T. Rowe Price
International Funds, Inc. and the
Shareholders of T. Rowe Price Short-Term Global Income Fund and T. Rowe Price Global Government Bond Fund

We have audited the accompanying statement of assets and liabilities of T. Rowe Price Short-Term Global Income Fund and T. Rowe Price Global Government Bond Fund, including the portfolio of investments, (two of the portfolios comprising the T. Rowe Price International Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights of the Short-Term Global Income Fund for each of the three years in the period then ended and for the period June 30, 1992 (commencement of operations) to December 31, 1992 and the Global Government Bond Fund for each of the four years in the period then ended and for the period December 28, 1990 (commencement of operations) to December 31, 1991. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of T. Rowe Price Short-Term Global Income Fund and T. Rowe Price Global Government Bond Fund as of December 31, 1995, the results of their operations, the changes in their net assets and financial highlights for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.
                                                        COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 18, 1996

--------------------------------------------------------------------------------
Shareholder Services

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

KNOWLEDGEABLE SERVICE REPRESENTATIVES

BY PHONE--Shareholder service representatives are available from 8 a.m. to 10 p.m. Monday - Friday, and weekends from 8:30 a.m. to 5 p.m. ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

IN PERSON--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

AUTOMATED 24-HOUR SERVICES

         Tele*Access(R) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

         PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

ACCOUNT SERVICES

         Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

         Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

         Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

         Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

INVESTMENT INFORMATION

         Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

         Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

         The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

         Performance Update--A quarterly report reviewing recent market developments and providing comprehensive performance information for every T. Rowe Price fund.

         Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

         Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

DISCOUNT BROKERAGE

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.